Exhibit 99.1

UBS 2006 Natural Gas & Electric Utilities Conference Edward M. Rahill, CFO and VP of Finance

These slides contain certain statements that describe International Transmission Company's and ITC Holdings Corp.'s (collectively, the "Company") beliefs concerning future business conditions and prospects, growth opportunities and the outlook for the Company and the electric transmission industry based upon information currently available. Wherever possible, the Company has identified these forward-looking statements by words such as ''anticipates,'' ''believes,'' ''intends,'' ''estimates,'' ''expects,'' ''projects'' and similar phrases. These forward-looking statements are based upon assumptions the Company believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause the Company's actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things: (i) the ability of the Company to obtain regulatory approval for rate adjustments in response to changing circumstances and changes in laws or regulations affecting the Company; (ii) restrictions imposed by laws, including the Public Utility Holding Company Act of 1935 and the Federal Power Act of 1935, or regulations affecting the Company; (iii) the stability of The Detroit Edison Company ("Detroit Edison") or regulation affecting Detroit Edison; (iv) the Company's ability to pay expenses and obtain financing as a stand-alone operation; (v) potential environmental liabilities; (vi) hazards related to the Company's business; (vii) damage to the Company's assets or its ability to serve its customers; (viii) market disruptions and other economic effects as a result of terrorism, military activity or war and action by the United States government and other governments in reaction thereto; (ix) higher property tax assessments from various municipalities; (x) decreases in the Company's revenues due to abnormal weather conditions; and (xi) other risk factors discussed herein and that may be identified from time to time by the Company. New factors emerge from time to time. The Company cannot predict what factors may arise or how such factors may cause its results to differ materially from those contained in any forward-looking statement. Any forward- looking statement speaks only as of the date on which such statements are made. The Company assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Cautionary Statement

Company and Industry Overview

Company Overview International Transmission Company is the first independently owned and operated U.S. electricity transmission company February 2003 - became independent through acquisition by International Transmission Holdings L.P. (KKR & Trimaran primary investors) July 29, 2005 completed successful IPO; listed on NYSE (ITC) Transmission rates are FERC regulated Formulaic rate design adjusts annually for capital investments, recoverable expenses and load High concentration of industrial customers in service area Require elevated levels of reliability Supportive of industrial improvement projects Serves as Conduit Between Generation and Distribution Customers Attractive Service Territory

Stable Revenues and Investment Recovery Transmission rate adjusted annually using FERC approved formula rate template Rates applied to monthly peak network demand which removes daily variability Low Variability in Annual Revenues Rates adjust annually using historical data to allow ITC to recover costs and earn the allowed ROE Annual adjustment based on historical operating expenses, capex and load (volumes) Codified in MISO "Attachment O" Efficient Rate Setting Mechanism Prudent capital investment added to rate base on an annual basis Challenge of ITC's rates: third-party must file complaint and then prove "imprudence" Timely Return on and Recovery of Investment

Predictable Revenues and Investment Recovery Yields Exceptional Earnings Stability and Growth Prospects Low risk, rate regulated business generates predictable cash flow and dividends Significant growth in rate base drives superior total return High visibility of financial performance through annual rate setting process - employing FERC-approved formula rate called Attachment O Unique combination of stability and growth Stability Growth Supportive regulatory environment Efficient/predictable rate- setting process Minimal weather, commodity or energy demand risk Attractive service territory Operational excellence Experienced management team Capital investment in system annually added to rate base Acquisitions of other transmission systems

Evolution of the Electric Transmission Industry Pre-1920s No distinction between transmission and distribution. Power was delivered by low voltage direct current (DC) lines over very short distances; Power plants not interconnected. 1920s to Late 1930s Power plants became larger; Utilities connected power plants together Alternating current (AC) power was delivered to customers over higher voltage lines. 1940s Transmission became the economic alternative to building generation. New technology allowed for larger plants to be located farther from the load they served; Transmission was built to reduce the amount of installed generation necessary to serve load. 1950s and 1960s Utilities built limited interconnections to reduce generation reserves, reducing overall costs. Transmission voltage levels increased, allowing for electricity transport over longer distances Early 1970s For the first time, the transmission system took on a commerce role as utilities used it to drive down fuel costs. In addition to improving reliability, utilities began to use interconnections to trade economy energy with other utilities. 1990s FERC order 888 and FERC order 2000 opened the door for increased commerce through competition

Lack of Industry Investment Costs from August 2003 blackout: $4 - $10Bn Annual lost production costs to U.S. businesses: $46Bn in power outages $6.7Bn in power quality issues (2) (1) According to the Edison Electric Institute, or EEI. 2000 figures are quoted in 1997 dollars. (2) According to the Electric Power Research Institute or EPRI. (3) According to a recent DOE study regarding cost of power interruptions to US electricity customers. Estimated investment required to modernize the grid: $50 - $100Bn (3) Outage Costs Transmission investment in the last 30 years has lagged while the transmission system continues to be put under increasing stress Demand Growth Growth in electricity consumption Annual demand has doubled since 1980 Underinvestment Decline in transmission investment From 1975-2000, transmission investment has fallen by $2.5 billion per year (1)

History of Underinvestment

History of Underinvestment

History of Underinvestment

Aggressive Capital Program International Transmission's focus on transmission grid investment benefits customers by facilitating energy commerce due to the creation of a more robust transmission grid, reducing system losses, and minimizing service interruptions. To address the 30 year lack of investment in the transmission, International Transmission has developed an aggressive capital program. Prior to International Transmission's status as a stand-alone transmission company, historical levels of capital spending were approximately $8-10 million annually. Capital Spending

Opportunities for ITC Reinvest in Southeast Michigan's Transmission Infrastructure Estimate of $900 million - $1.1 billion over next 5-7 years. $600 million to rebuild existing transmission system $400 million to address congestion and new capacity Continued earnings growth well into the next decade

Capital Projects Capital Projects Capital Projects Jewell- Spokane 230 kV Upgrade Project Milan 345-120 kV Project - After (December) Milan 345-120 kV Project - After (December) Milan 345-120 kV Project- Before (August)

Maintenance Activities Maintenance Activities Helicopter Inspections Conducted in Spring & Fall - 1,620 miles of transmission lines inspected in 2004 transmission lines inspected in 2004 transmission lines inspected in 2004 transmission lines inspected in 2004 Physical Inspections 1,441 towers inspected vs. prior 5-year annual average of 952

Capital Projects Capital Projects Thumb Rebuild Project Thumb Rebuild Project Caniff- Stephens 345kV Underground Cable Replacement Project

Financial Overview

September Year to Date Comparison

2003 and 2004 results were achieved during rate freeze Strong Financial Results Capex Net Income Rate Base For the period February 28, 2003 (Date of Acquisition) through December 31, 2003. Adjusted for ITC's regulatory asset acquisition adjustment, ITC's capital structure and ITC's rate of return.

Superior Regulatory Structure Typical State Regulated Electric Utility ITC Allowed ROE Typical ROE in the 11% area FERC-approved ROE (13.88%) 60% equity component at the OpCo Rates and Rate Setting Fixed rates between multi-year rate cases Rate increases require formal rate cases in which prudence must be affirmatively defended Rate making process is often adversarial and protracted and may delay recovery of costs FERC approved rate-setting mechanism Attachment O Annual adjustment to rates based on historical experience FERC jurisdiction only Regulation State / federal regulation Potentially multiple state jurisdictions

Attachment O is a FERC-approved cost-of-service rate setting mechanism that is applied annually to determine the rate charged for transmission service Formula Inputs: Prior year expenses, including depreciation and amortization, and network load Rate base including recent capital investment, accumulated deferred income tax adjustments and certain regulatory assets Capital structure Attachment O Tariff Calculation Overview Step 1: Calculate Allowed Return Step 2: Calculate Revenue Requirements Step 3: Attachment O Calculated Rate

Impact of $10MM of Capital on Income $10 million of capital expenditures will generate approximately $1.7 million of additional EBITDA and approximately $0.7 million of additional net income per year The full revenue and earnings impact of capital investment is realized in Year 3 based on ITC's rate construct D&A $0.25MM Interest $0.33MM Taxes $0.39MM Net Income $0.73MM $1.7MM EBITDA (Year 3) $10.0MM Capital 5.9x

Predictable Revenues Monthly peak load patterns do not vary substantially from year to year The highest monthly peak load occurs in the months of June through September Using monthly peak load as a benchmark removes daily variability High Average Low

Financial Highlights Stable and predictable network revenues driven by monthly peak loads Ability to recapture operating costs and capital expenditures in rates via Attachment O $110 million of annual capital expenditures planned for both 2005 and 2006 Growth in rate base coupled with premium ROE drives earnings growth and dividend ITC is committed to both earnings and dividend growth Initial annualized dividend of $1.05/share payable quarterly (beginning in the third quarter of 2005). Commitment to investment grade ratings (1) S&P rates the business risk of power sector companies on a scale of 1 to 10 with 1 being the least risky. Most integrated utility companies are rated from 4 to 6 on this scale. ITC's S&P Business Risk Rating is 2 (1) Business Risk Rating is a qualitative measure of non-financial business risk

Compelling Investment Opportunity The building blocks of a great company First Independent Transmission Company FERC-approved structure and rate Earn premium return on equity of 13.88% Showcased and supported by regulators Attractive service territory Pioneering management team Significant Visibility into Financial Results Rate allows for recovery of operating expenses and capital expenditures Formulaic rate setting process leads to predictable revenue and EBITDA Substantial Growth Opportunities Invest in existing system to expand our rate-base Acquire other transmission systems and apply our business model + + + Competitive Dividend Attractive initial dividend of $1.05/share annualized Expectation of dividend growth over time Unique combination of predictability, earnings growth and dividend income